Premises and Equipment	12 Months Ended
Dec. 31, 2019
Property Plant And Equipment [Abstract]
Premises and Equipment

Note 7 - Premises and Equipment

The major classes of premises and equipment and the total accumulated depreciation at December 31, 2019 and 2018 are listed below:

	2019	2018
	(dollars in thousands)
Land	$3,192	$3,215
Building and improvements	15,783	15,150
ROU assets	1,945	—
Furniture and equipment	8,518	8,808
Total fixed assets	29,438	27,173
Less accumulated depreciation	12,376	12,373
Net fixed assets	$17,062	$14,800

Depreciation expense was $1.1 million for the year ended December 31, 2019 compared to $1.1 million and $857,000 for the comparable periods of 2018 and 2017, respectively, and is included in net occupancy expense.

ROU assets are discussed further in Note 8 – Leases.